EXHIBIT 10.2

ACKNOWLEDGMENT, CONFIRMATION AND AMENDMENT

OF GUARANTEE OR SECURITY DOCUMENT

ACKNOWLEDGMENT, CONFIRMATION and AMENDMENT OF GUARANTEE OR SECURITY DOCUMENT, dated as of April 16 2007 (this “Acknowledgment”), to:

(1) the COMPANY GUARANTY, dated as of February 1, 2000, as amended by the Acknowledgment and Confirmation of Guarantee or Security Document, dated as of July 8, 2004 (the “Existing Acknowledgment”) (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Company Guaranty”), made between IRON MOUNTAIN INCORPORATED (the “Company”), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Existing Credit Agreement referred to below and J.P. MORGAN BANK CANADA (formerly known as The Chase Manhattan Bank of Canada), as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”);

(2) the SUBSIDIARY GUARANTY, dated as of February 1, 2000, as amended by the Existing Acknowledgment (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Subsidiary Guaranty”, and, together with the Company Guaranty, the “Guaranties”), between each of the Subsidiaries of the Company from time to time parties thereto (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) and the Administrative Agent;

(3) the SECOND AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT, dated as of February 1, 2000, as amended by the Existing Acknowledgment (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Company Pledge Agreement”), between the Company and the Administrative Agent;

(4) the SECOND AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT, dated as of February 1, 2000, as amended by the Existing Acknowledgment (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Subsidiary Pledge Agreement”), between the Subsidiary Guarantors and the Administrative Agent; and

(5) the CANADIAN BORROWER PLEDGE AGREEMENT, dated as of February 1, 2000, as amended by the Existing Acknowledgment (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Canadian Borrower Pledge Agreement”, and together with the Company Pledge Agreement and the

Subsidiary Pledge Agreement, the “Security Documents”), between IRON MOUNTAIN CANADA CORPORATION (formerly known as Pierce Leahy Canada Company)(the “Canadian Borrower”, and collectively with the Company and the Subsidiary Guarantors, the “Obligors”) and the Canadian Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Company, the Canadian Borrower, certain Lenders, the Administrative Agent and the Canadian Administrative Agent are parties to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, concurrently with the execution of this Acknowledgment, the Company, the Canadian Borrowers, the Swiss Borrower, the Lenders, the Administrative Agent and the Canadian Administrative Agent will refinance the Existing Credit Agreement pursuant to the Credit Agreement, dated as of April 16 2007 (as amended and restated through the date hereof and as further amended, supplemented and otherwise modified from time to time, the “Credit Agreement”), under which the Lenders will agree to make extensions of credit to the Company, the Canadian Borrowers, the Swiss Borrower and the Additional Borrowers from time to time;

WHEREAS, each of the undersigned Obligors wishes to acknowledge and confirm that (i) its obligations and the Liens and security interests created under the Guaranties and the Security Documents continue in full force and effect, unimpaired and undischarged, and (ii) the obligations secured by the Liens and security interests created under the Guaranties and Security Documents shall be the obligations of the Company and the obligations of each Guarantor, under the Credit Agreement;

WHEREAS, each of the undersigned Obligors wishes to make certain amendments to the Security Documents, as more fully set forth herein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make any extensions of credit to the Company, the Canadian Borrowers, the Swiss Borrower or any Additional Borrower pursuant to the Credit Agreement that the parties hereto shall have executed and delivered this Acknowledgment to the Administrative Agent for the ratable benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Canadian Administrative Agent and the Lenders to induce the Lenders to make and continue extensions of credit under the Credit Agreement, each of the signatories hereto hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

1.                                       Unless otherwise defined herein, in the Guaranties or in the Security Documents, capitalized terms used herein, in the Guaranties and in the Security Documents shall have the respective meanings assigned to them in the Credit Agreement and the other Basic Documents (as defined in the Credit Agreement).

2.                                       Each undersigned Obligor hereby consents to the execution, delivery and performance of the Credit Agreement.  Each undersigned Obligor hereby agrees that each reference to “Credit Agreement”, “Loans”, “C$ Loans”, “Notes” and “C$ Notes” in the Guaranties and the Security Documents shall be deemed to be a reference to the Credit Agreement, Loans, C$ Loans, Notes and C$ Notes, respectively, and each reference to “Company” in the Subsidiary Guaranty shall be deemed to be a reference to the Company, the Canadian Borrower, the Swiss Borrower and each of the Additional Borrowers.

3.                                       Each undersigned Obligor, the Administrative Agent and the Canadian Administrative Agent hereby agree that:

(a)                                  the Company Guaranty be amended as of the date hereof by:

(i)                                     amending the last sentence of the first recital paragraph in full to read as follows:

“In addition, the Company and one or more of the Subsidiary Guarantors may from time to time be obligated to one or more of the Lenders and/or any of their affiliates under one or more Hedging Agreements (as defined in the Credit Agreement) (such obligations being herein referred to as ‘Hedging Obligations’) or Cash Management Agreements (as so defined) (such obligations being herein referred to as ‘Cash Management Obligations’).”

(ii)                                  amending Section 1 by adding the following definition of  Subsidiary Borrowers:

““Subsidiary Borrowers” shall mean the Swiss Borrower and each of the Additional Borrowers.”

(iii)                               amending clause (b) of the first sentence of Section 2.1 to read as follows:

“(b)         all Hedging Obligations and all Cash Management Obligations owing by the Obligors to the Lenders and their affiliates, in each case strictly in accordance with the terms thereof (such obligations described in the foregoing clauses (a) and (b) being herein collectively called the ‘Guaranteed Obligations’).”

(b)                                 the Subsidiary Guaranty be amended as of the date hereof by:

(i)                                   amending the last sentence of the first recital paragraph in full to read as follows:

“In addition, the Company and one or more of the Subsidiary

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Guarantors may from time to time be obligated to one or more of the Lenders and/or any of their affiliates under one or more Hedging Agreements (as so defined) (such obligations being herein referred to as ‘Hedging Obligations’) or Cash Management Agreements (as so defined) (such obligations being herein referred to as ‘Cash Management Obligations’).”

(ii)                                  amending clause (b) of the first sentence of Section 2.1 to read as follows:

“(b)         all Hedging Obligations and all Cash Management Obligations owing by the Obligors to the Lenders and their affiliates, in each case strictly in accordance with the terms thereof (such obligations described in the foregoing clauses (a) and (b) being herein collectively called the ‘Guaranteed Obligations’).”

(c)                                  the Company Pledge Agreement be amended as of the date hereof by:

(i)                                     amending clause (a) in the definition of “Secured Obligations” in full to read as follows:

“(a) the principal of and interest on the Loans (including the C$ Loans) made by the Lenders to, and the Note(s) and C$ Note(s) held by each Lender of, the Company, the Canadian Borrower, the Swiss Borrower and each of the Additional Borrowers and all other amounts from time to time owing to the Lenders, the Administrative Agent or the Canadian Administrative Agent by the Company, the Canadian Borrower, the Swiss Borrower and each of the Additional Borrowers under the Loan Documents (including, without limitation, all Reimbursement Obligations and all obligations under the Company Guaranty),”

(ii)                                  amending clause (c) in the definition of “Secured Obligations” in full to read as follows:

“(c)         all Hedging Obligations and all Cash Management Obligations owing by the Obligors to the Lenders and their respective affiliates”

(iii)                               renumbering the existing clause (f) as clause (g) in Section 3 and adding the following new clause (f) in such Section 3:

“(f) intercompany obligations of foreign Subsidiaries owing to the Company”

(iv)                              deleting Annex 1 in its entirety therefrom and substituting in lieu thereof Exhibit I hereto.

(d)                                 the Subsidiary Pledge Agreement be amended as of the date hereof by:

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(i)                                     amending clause (c) in the definition of “Secured Obligations” in full to read as follows:

“(c)         all Hedging Obligations and all Cash Management Obligations owing by the Pledgors to the Lenders and their respective affiliates.”

(ii)                                  renumbering the existing clause (f) as clause (g) in Section 3 and adding the following new clause (f) in such Section 3:

“(f) intercompany obligations of foreign Subsidiaries owing to such Pledgor”

(iii)                               deleting Annex 1 in its entirety therefrom and substituting in lieu thereof Exhibit II hereto.

4.                                       Each undersigned Obligor hereby agrees, with respect to each Guaranty or Security Document to which it is a party, that:

(a)                                  all of its obligations, liabilities and indebtedness under each Guaranty or Security Document remain in full force and effect on a continuous basis after giving effect to the refinancing of the Existing Credit Agreement pursuant to the Credit Agreement;

(b)                                 all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and having the same perfected status and priority, after giving effect to the refinancing of the Existing Credit Agreement pursuant to the Credit Agreement as collateral security for the Secured Obligations;

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(c)                                  all of the obligations, liabilities and indebtedness of the Company and all of the guarantee obligations of each Guarantor under the Credit Agreement (i) are continued in full force and effect on a continuous basis, unpaid and undischarged, after giving effect to the refinancing of the Existing Credit Agreement pursuant to the Credit Agreement, and (ii) constitute the obligations, liabilities and indebtedness under the Credit Agreement; and

(d)                                 the perfected status and priority of each Lien and security interest created under the Security Documents continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the refinancing of the Existing Credit Agreement pursuant to the Credit Agreement, as collateral security for the Secured Obligations.

5.                                       Each undersigned Obligor agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Acknowledgment.

6.                                       This Acknowledgment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.                                       This Acknowledgment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment to be executed and delivered by a duly authorized officer as of the date first above written.

IRON MOUNTAIN INCORPORATED

By:	/s/
Name:
Title:

IRON MOUNTAIN CANADA CORPORATION

By:	/s/
Name:
Title:

SUBSIDIARY GUARANTORS

COMAC, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC. (f/k/a DSI Technology Escrow Services, Inc.)
IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC.
MOUNTAIN REAL ESTATE ASSETS, INC.,
IRON MOUNTAIN GOVERNMENT SERVICES, INC. (f/k/a, Mountain Reserve II, Inc.)
TREELINE SERVICES CORPORATION
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.

By:	/s/
Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN GLOBAL, INC.
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN INFORMATION
MANAGEMENT, INC.
TREELINE SERVICES CORPORATION
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.

By:	/s/
Name:
Title:

SUBSIDIARY GUARANTORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: U.S. BANK, NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Amended and Restated Owner Trust Agreement dated as of October 1, 1998, as amended

By:	/s/
Name:	Susan Freedman
Title:	Vice President

IRON MOUNTAIN STATUTORY TRUST – 1999

By: U.S. BANK, NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Owner Trust Agreement dated as of July 1, 1999, as amended

By:	/s/
Name:	Susan Freedman
Title:	Vice President

SUBSIDIARY PLEDGORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: U.S. BANK, NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Amended and Restated Owner Trust Agreement dated as of October 1, 1998, as amended

By:	/s/
Name:	Susan Freedman
Title:	Vice President

IRON MOUNTAIN STATUTORY TRUST – 1999

By: U.S. BANK, NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Owner Trust Agreement dated as of July 1, 1999, as amended

By:	/s/
Name:	Susan Freedman
Title:	Vice President

Address for Notices for all Subsidiary Guarantors and Subsidiary Pledgors:

c/o Iron Mountain Incorporated
745 Atlantic Avenue
Boston, Massachusetts 02111
Attention: John P. Lawrence
Senior Vice President and Treasurer

Copy to:

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
Attention: Harry E. Ekblom, Jr.
Telecopy Number: (617) 338-2880

ADMINISTRATIVE AGENTS

JPMORGAN CHASE BANK,
as Administrative Agent

By:	/s/
Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH
as Canadian Administrative Agent

By:	/s/
Name:
Title:

Exhibit I

ANNEX 1

PLEDGED STOCK

See Section 3(c)

Issuer	Certificate Nos.	Registered Owner	Number of Shares	% of Total Shares

Iron Mountain Information Management, Inc.	5	the Company	10,000 shares of common stock, par value $.01 per share (“IMIM common stock”)	99.97%

Iron Mountain Information Management, Inc.	6	the Company	One share of IMIM common stock	.01%

Iron Mountain Information Management, Inc.	7	the Company	One share of IMIM common stock	.01%

Iron Mountain Information Management, Inc.	8	the Company	One share of IMIM common stock	.01%

Iron Mountain Information Management Inc.	3	the Company	12,500 shares of preferred stock, par value $.01 per share	100%

Iron Mountain Records Management (Puerto Rico), Inc.	1	the Company	66,666	66%

Archivex Limited	4	the Company	66	66%

Treeline Services Corporation	2	the Company	100	100%

Iron Mountain PLE Limited (f/k/a Pierce Leahy Europe, Limited)	N/A	the Company	N/A	66%

Exhibit II

ANNEX 1

PLEDGED STOCK

See Section 3(d)

Issuer	Certificate Nos. / Other Stock Identification	Registered Owner	Number of Shares	Percentage of Total Shares

Pledgor: IRON MOUNTAIN INFORMATION MANAGEMENT INC. (“IMIM”)

COMAC, INC.	3	IMIM	100	100%

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT INC. (f/k/a DSI Technology Escrow Services, Inc.)	3	IMIM	100	100%

MOUNTAIN REAL ESTATE ASSETS, INC.	1	IMIM	100	100%

IRON MOUNTAIN GLOBAL, INC.	1	IMIM	100	97.09%

IRON MOUNTAIN GLOBAL, INC.	2	IMIM	1.97%

IRON MOUNTAIN GLOBAL, INC.	3	IMIM	1.97%

IRON MOUNTAIN GLOBAL, INC.	4	IMIM	1.97%

IRON MOUNTAIN GOVERNMENT SERVICES, INC. (f/k/a Mountain Reserve II, Inc.)	1	IMIM	100	100%

NETTLEBED ACQUISITION CORP.	C002	IMIM	100	100%

MOUNTAIN RESERVE III, INC.	1	IMIM	100	100%

Issuer	Certificate Nos. / Other Stock Identification	Registered Owner	Number of Shares	Percentage of Total Shares

IRON MOUNTAIN DIGITAL S.A.S.	N/A	IMIM	N/A	66%

IRON MOUNTAIN DIGITAL LIMITED	TBD	IMIM	TBD	66%

IRON MOUNTAIN DIGITAL GMBH	N/A	IMIM	N/A	66%

Pledgor: IRON MOUNTAIN GLOBAL, INC. (“IMGI”)

IRON MOUNTAIN GLOBAL LLC	N/A	IMGI	N/A	100%
IRON MOUNTAIN MEXICO, S.A. de R.L. de C.V.	4	IMGI	23, 640,408	65.934%
IRON MOUNTAIN CAYMAN LTD.	4	IMGI	66	16.50%
IRON MOUNTAIN CAYMAN LTD.	5	IMGI	66	16.50%
IRON MOUNTAIN CAYMAN LTD.	7	IMGI	66	16.50%
IRON MOUNTAIN CAYMAN LTD.	9	IMGI	66	16.50%

Pledgor: IRON MOUNTAIN GLOBAL LLC (“IMG LLC”)

IRON MOUNTAIN MEXICO, S.A. de R.L. de C.V.	1	IMG LLC	1,980	0.066%

Pledgor:TREELINE SERVICES CORPORATION (“TSC”)

IRON MOUNTAIN CANADA CORPORATION	7	TSC	869	66%
IRON MOUNTAIN NOVA SCOTIA FINANCE COMPANY	4	TSC	66	66%